                                                                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Securities Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/William L. Armstrong________

William L. Armstrong

Witness: /s/Kathleen T. Ives ___

              Kathleen T. Ives,
              Assistant Secretary

                                                                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Securities Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/George C. Bowen

George C. Bowen

Witness: /s/Kathleen T. Ives ___

              Kathleen T. Ives,
              Assistant Secretary

                                                                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Securities Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/Edward Cameron

Edward Cameron

Witness: /s/Kathleen T. Ives ___

              Kathleen T. Ives,
              Assistant Secretary

                                                                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Securities Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/Jon S. Fossel

Jon S. Fossel

Witness: /s/Kathleen T. Ives ___

              Kathleen T. Ives,
              Assistant Secretary

                                                                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Securities Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/Sam Freedman

Sam Freedman

Witness: /s/Kathleen T. Ives ___

              Kathleen T. Ives,
              Assistant Secretary

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Inflation Protected Securities Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/Richard F. Grabish          Witness: /s/Kathleen T. Ives ___

Richard F. Grabish                            Kathleen T. Ives,
                                                          Assistant Secretary

                                                                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Securities Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/Beverly L. Hamilton

Beverly L. Hamilton

Witness: /s/Kathleen T. Ives ___

              Kathleen T. Ives,
             Assistant Secretary

                                                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Securities Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/Robert J. Malone

Robert J. Malone

Witness: /s/Kathleen T. Ives ___

              Kathleen T. Ives,
              Assistant Secretary

                                                                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Securities Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/F. William Marshall, Jr.

F. William Marshall, Jr.

Witness: /s/Kathleen T. Ives ___

              Kathleen T. Ives,
             Assistant Secretary

                                                                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Securities Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/William F. Glavin, Jr.

William F. Glavin, Jr.

Witness: /s/Kathleen T. Ives ___

              Kathleen T. Ives,
              Assistant Secretary

                                                                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Robert G. Zack, Taylor V. Edwards, Kathleen T. Ives, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director or Trustee of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Inc., Oppenheimer Inflation Protected Securities Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Variable Account Funds and Panorama Series Fund, Inc. (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of August, 2010

/s/Brian W. Wixted

Brian W. Wixted

Witness: /s/Kathleen T. Ives ___

              Kathleen T. Ives,
              Assistant Secretary